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                                                                  EXHIBIT 10.16

RECORDING REQUESTED BY, AND         )
WHEN RECORDED RETURN TO:            )
                                    )
DRINKER BIDDLE & SHANLEY LLP        )
500 CAMPUS DRIVE                    )
FLORHAM PARK, NJ  07932-1047        )
ATTENTION: PAUL C. PAWLOWSKI, ESQ.  )
                                    )
                                     (SPACE ABOVE FOR RECORDER'S USE)

                             MEMORANDUM OF SUBLEASE

         THIS MEMORANDUM OF SUBLEASE is made and entered into effect as of the 1st day of March, 2000, by and between AES RED OAK URBAN RENEWAL CORPORATION, a New Jersey corporation ("Lessor") and AES RED OAK, L.L.C., a Delaware limited liability company ("Lessee").

         1. TERM AND PREMISES. For the term and upon the provisions set forth in that certain written Sublease Agreement dated as of March 1, 2000 between Lessor and Lessee (the "Lease"), all of which provisions are specifically made a part hereof as fully and completely as if set out in full herein, Lessor subleases to Lessee and Lessee subleases from Lessor that certain real property consisting of land and the appurtenant easements thereto, which land and easements are more particularly described on EXHIBIT "A", which exhibit is attached hereto and made a part hereof, and any current or future improvements constructed thereon that were leased to Lessor pursuant to that certain Ground Lease Agreement dated as of the date hereof and Lessor also leases to Lessee and Lessee leases from Lessor the Project Improvements (as defined in the Lease) and any current or future improvements owned by Lessor that are constructed on the property described in EXHIBIT "A" (the "Demised Premises"), all of which is located in the Borough of Sayreville, Middlesex County, State of New Jersey, together with all rights of ingress and egress and all other rights appurtenant to said Demised Premises, including, without limitation, the right to use the improvements constructed or to be constructed on the Demised Premises for the purposes contemplated in the Lease, all of which rights are more particularly described in the Lease.

         2. USE. Reference is particularly made to ARTICLE 8 of the Lease wherein Lessee is granted the right to use the Demised Premises for any lawful purpose.

         3. PURPOSE OF MEMORANDUM OF SUBLEASE. This Memorandum of Ground Sublease is prepared for the purposes of recording a notification as to the existence of the Lease but in no way modifies the express and particular provisions of the Lease.

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         IN WITNESS WHEREOF this Memorandum of Sublease has been executed as of the day and year first above written.

                                         LESSOR:
                                         AES RED OAK URBAN RENEWAL
                                         CORPORATION, a New Jersey corporation

                                         By:  /s/ Charles Falter
                                            -----------------------------------
                                            Name:  Charles Falter
                                            Title: President

                                         LESSEE:
                                         AES RED OAK, L.L.C.,
                                         a Delaware limited liability company

                                         By:  /s/ Louis J. Anatrella
                                            -----------------------------------
                                             Name:  Louis J. Anatrella
                                             Title: Vice President


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DISTRICT                   )
OF                         : SS.
COLUMBIA                   )

         I CERTIFY that on March 15, 2000, Charles Falter personally appeared before me, and this person stated under oath, to my satisfaction, that:

          (a) this person is the President of AES Red Oak Urban Renewal Corporation, the corporation named in this instrument;

          (b) this person was authorized to execute this instrument on behalf of the corporation; and

          (c) this person executed this instrument as the voluntary act and deed of the corporation.

                                            /s/ Regina L. Aikens       (SEAL)
                                            -----------------------------------
                                            Signature

                                            REGINA L. AIKENS
                                            NOTARY PUBLIC, DISTRICK OF COLUMBIA
                                            MY COMMISSION EXPIRES: 4-1-02

DISTRICT                   )
OF                         : SS.
COLUMBIA                   )

         I CERTIFY that on March 15, 2000, Louis J. Anatrella personally appeared before me, and this person stated under oath, to my satisfaction, that:

          (a) this person is a vice president of AES Red Oak, L.L.C., the limited liability company named in this instrument;

          (b) this person was authorized to execute this instrument on behalf of the limited liability company; and

          (c) this person executed this instrument as the voluntary act and deed of the limited liability company.


                                            /s/ Regina L. Aikens       (SEAL)
                                            -----------------------------------
                                            Signature


                                            REGINA L. AIKENS
                                            NOTARY PUBLIC, DISTRICK OF COLUMBIA
                                            MY COMMISSION EXPIRES: 4-1-02


                                      A-3

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                                    EXHIBIT A

                                      LAND

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

BEGINNING at a point in the Easterly line of Raritan River Railroad right-of-way; said point being distant 719.16 feet on a course bearing of North 05 degrees 35 minutes 10 seconds East from a point of curvature of a curve having a radius of 443.3 feet; said point of beginning also being distant 259.91 feet on a course bearing of South 05 degrees 35 minutes 10 seconds West from the point of intersection formed by the Easterly right-of-way line of the Raritan River Railroad with the Southerly line of lands now or formerly owned by the Quigley Company extended Easterly from the point and place of beginning of Parcel "A" as described in Deed Book 2883 page 873 a distance of 70.00 feet on a course bearing South 85 degrees 11 minutes 00 seconds East, running thence from said beginning point:

(1) Along the Easterly line of the Raritan River Railroad North 5 degrees 35 minutes 10 seconds East a distance of 811.14 feet to a point and corner; thence

(2) South 84 degrees 24 minutes 50 seconds East a distance of 38.72 feet to a point and corner; thence

(3) North 24 degrees 50 minutes 30 seconds East a distance of 820.45 feet to a point and corner; thence

(4) North 37 degrees 30 minutes 30 seconds East a distance of 509.70 feet to a point and corner; thence

(5) North 56 degrees 20 minutes 30 seconds East a distance of 285.61 feet to a point and corner; thence

(6) North 69 degrees 20 minutes 30 seconds East a distance of 242.34 feet to a point and corner in the Westerly line of the Jersey Central Power and Light Company easement, 150 feet wide; thence

(7) Along the Westerly line of said Jersey Central Power and Light Company easement South 11 degrees 49 minutes 50 seconds East a distance of 1,163.29 feet to a point and corner; thence

(8) Continuing along the Westerly line of said Jersey Central Power and Light Company easement South 57 degrees 21 minutes 50 seconds East a distance of
     383.51 feet to a point and corner ; thence

(9) South 28 degrees 12 minutes 20 seconds West a distance 425.47 feet to a point and corner; thence

                                      A-1
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(10) South 28 degrees 10 minutes 30 seconds West a distance of 586.75 feet to a point and corner; thence

(11) South 05 degrees 20 minutes 30 seconds West a distance of 146.75 feet to a point and corner; thence

(12) South 82 degrees 20 minutes 30 seconds West a distance of 319.17 feet to a point and corner; thence

(13) North 85 degrees 03 minutes 10 seconds West a distance of 562.61 feet to a point of curvature; thence

(14) On the arc of a circle curving to the right having a radius of 520.00 feet an arc distance of 100.00 feet (chord bearing and distance North 79 degrees 32 minutes 37 seconds West 99.85 feet) to a point and corner; thence

(15) South 15 degrees 57 minutes 56 seconds West a distance of 60.00 feet to a point and corner; thence

(16) On the arc of a circle curving to the right having a radius of 580.00 feet an arc distance of 345.40 feet (chord bearing and distance North 56 degrees 58 minutes 27 seconds West 340.32 feet) to a point of tangency; thence

(17) North 39 degrees 54 minutes 50 seconds West a distance of 46.44 feet returning to the point and place of BEGINNING.

The above premises are commonly known as Lot 1, Block 49.01.






                                      A-2
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                                 ACCESS EASEMENT

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

BEGINNING at a concrete monument in the Westerly line of the Raritan River Railroad, said point being the point and place of beginning of Parcel "A" as described in Deed Book 2883 page 873 and running thence from said beginning point:

(1) North 85 degrees 11 minutes 00 seconds West a distance of 934.57 feet to a point and corner in the Easterly line of Jernees Mill Road; thence

(2) On a line parallel to and distant 44 feet measured at a right angle from the centerline of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 60.47 feet to a point; thence

(3) South 85 degrees 11 minutes 00 seconds East a distance of 927.86 feet to a point in the Westerly line of the Raritan River Railroad; thence

(4) Along the Westerly line of the Raritan River Railroad South 05 degrees 35 minutes 10 seconds West a distance of 60.00 feet returning to the point and place of BEGINNING.






                                      A-3
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                            SIGHT TRIANGLE EASEMENTS

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

EASEMENT "A"

BEGINNING at the point of intersection formed by the Easterly line of Jernees Mill Road (also known as Middlesex County Road # 3-R-18) with the Northerly line of a proposed 60 foot road as shown and delineated on a map entitled, "final subdivision Plat For: Forest View Industrial Park," dated December 1, 1988 and is about to be filed at the Office of The Middlesex County Clerk; said beginning point being distant 44 feet measured at a right angle from the centerline of Jernees Mill Road, running thence from said beginning point:

(1) Along the Easterly line of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 96.60 feet to a point; thence

(2) South 08 degrees 33 minutes 17 seconds East a distance of 98.52 feet to a point in the Northerly line of said proposed 60 foot wide road; thence

(3) Along the Northerly line of said proposed North 85 degrees 11 minutes 00 seconds West a distance of 34.78 feet returning to the point and place of BEGINNING.

EASEMENT "B"

BEGINNING at the point of intersection formed by the Easterly line of Jernees Mill Road (also known as Middlesex County Road # 3-R-18) with the Northerly line of a proposed 60 foot road as shown and delineated on a map entitled, "Final Subdivision Plat For: Forest View Industrial Park," dated December 1, 1988 and is about to be filed at the Office of The Middlesex County Clerk; said beginning point being distant 44 feet measured at a right angle from the centerline of Jernees Mill Road, running thence from said beginning point:

(1) Along the Southerly line of said proposed 60 foot wide Road South 85 degrees 11 minutes 00 seconds East a distance of 34.78 feet to a point; thence

(2) South 30 degrees 49 minutes 29 seconds West a distance of 22.26 feet to a point in the Easterly line of Jernees Mill Road; thence

(3) North 85 degrees 11 minutes 00 seconds West a distance of 27.52 feet to a point in the Easterly line of Jernees Mill Road; thence

(4) Along the Easterly line of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 20.16 feet returning to the point and place of BEGINNING.







                                      A-4